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                                                                     EXHIBIT 4.1

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

         [NUMBER]                               GENERAL ROOFING SERVICES, INC.                                         [SHARES]
                                                                                                                     COMMON STOCK


INCORPORATED UNDER THE LAWS                                                                                        SEE REVERSE FOR
 OF THE STATE OF FLORIDA                                                                                           CERTAIN LEGENDS

                                                                                                                     CUSIP ______

THIS CERTIFIES THAT





is the registered holder of


             FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

                                                 GENERAL ROOFING SERVICES, INC.


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate is not valid until countersigned by the Transfer Agent and registered by the
Registrar.

        IN WITNESS WHEREOF, the Corporation has caused the fascimile signatures of its duly authorized officers and the facsimile of its seal to be printed hereon.

                                                      CERTIFICATE OF STOCK

Dated:

/s/ Dale E. Eby                                                                     /s/ Gregg E. Wallick
    ------------------------------------                                                -----------------------------------------
    Chief Financial Officer                                                             President and Chief
    and Treasurer                                                                       Executive Officer

Countersigned and Registered:

      American Stock Transfer
      & Trust Company,
      Transfer Agent and Registrar

By    Authorized Signature

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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)
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   Additional abbreviations may also be used through not in the above list


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________________________,
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:


                                     Signature:

                                     _______________________________________
                                     Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

                                     Signature guaranteed:

                                     ________________________________________
                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION
                                     (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM), PURSUANT
                                     TO B.F.C. RULE 17Ad-16.